EXHIBIT 10.2

LIMITED WAIVER NO. 2 TO FINANCING AGREEMENT

LIMITED WAIVER NO. 2 TO FINANCING AGREEMENT, dated as of March 16, 2005 (this "Limited Waiver"), among Milacron Inc., a Delaware corporation ("Milacron"), each subsidiary of Milacron listed as a borrower or a guarantor on the signature pages thereto, the Lenders party thereto, JPMorgan Chase Bank, National Association, as administrative agent and collateral agent for the Lenders (in each such capacity, together with its successors in each such capacity, the "Administrative Agent" and "Collateral Agent", respectively).

W I T N E S S E T H:

WHEREAS, Milacron, certain subsidiaries of Milacron, the Lenders named therein, the Agents and the other parties thereto have entered into that certain Financing Agreement dated as of June 10, 2004 (as amended, supplemented or otherwise modified from time to time, the "Financing Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Financing Agreement); and

WHEREAS, Milacron has requested that the Agents and the Lenders waive compliance with certain provisions of Section 7.03(b) of the Financing Agreement and waive certain Defaults or Events of Default that may have resulted from such noncompliance therewith, and the Lenders and the Agents are willing to provide such waivers on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements herein contained, each of the Loan Parties, the Lenders, and the Agents hereby agree as follows:

ARTICLE I

LIMITED WAIVER

Subject to the terms and conditions set forth herein, the Lenders hereby waive any noncompliance by any Loan Party with Section 7.03(b) of the Financing Agreement with respect to the cumulative Consolidated EBITDA requirement for the six complete calendar months ending on December 31, 2004, and any Default or Event of Default that may have resulted therefrom, in each case solely as a result of any noncash charges arising in connection with any audit adjustment made after February 14, 2005 with respect to the Loan Parties’ captive insurance program with Milacron Assurance Ltd.

ARTICLE II

CONDITIONS TO CLOSING

This Limited Waiver shall become effective as of the date first written above upon the satisfaction of the following conditions (such date, the "Waiver Effective Date"):

(a)  Delivery of Limited Waiver. Each Loan Party shall have delivered a duly executed counterpart of this Limited Waiver to the Agents.

(b)  Officer's Certificate. The Loan Parties shall have delivered to the Agents a certificate of a duly authorized officer of each Loan Party dated the date of this

LIMITED WAIVER NO. 2
TO MILACRON FINANCING AGREEMENT

 Limited Waiver, in form and substance satisfactory to the Agents, certifying that the representations and warranties set forth in Section 3.3 hereof are true and correct as of such date.

(c)  Consent of Required Lenders. The Agents shall have received in writing the consent of the Required Lenders to enter into this Limited Waiver on behalf of the Required Lenders.

(d)  Agent Fees and Expenses. The Loan Parties shall have paid all reasonable, out-of-pocket fees and expenses (including, without limitation, reasonable fees, costs, client charges and expenses of counsel) incurred by the Agents arising from or relating to the negotiation, preparation, execution, delivery, performance and administration of this Limited Waiver and arising under or relating to the other Loan Documents to the extent invoiced and presented to the Administrative Borrower on or prior to the Limited Waiver Effective Date.

ARTICLE III

MISCELLANEOUS

Section 3.1   Effect of Limited Waiver. Except as expressly set forth herein, this Limited Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Limited Waiver shall constitute a "Loan Document" for all purposes of the Financing Agreement and all references to the Financing Agreement in any Loan Document shall mean the Financing Agreement as modified hereby.

Section 3.2   No Representations by Lenders or Agent. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Lender or any Agent, other than those expressly contained herein, in entering into this Limited Waiver.

Section 3.3   Representations of the Loan Parties. Each Loan Party represents and warrants to the Agents and the Lenders that (i) after giving effect to this Limited Waiver, (a) the representations and warranties set forth in the Loan Documents are true and correct in all respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing and (ii) this Limited Waiver has been duly executed and delivered by such Loan Party and the Financing Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.4  Claims. Each Loan Party represents and warrants that it has no defenses, offsets or counterclaims with respect to the indebtedness owed by the Borrowers to the Lenders, other than in respect of deposits.

LIMITED WAIVER NO. 2
TO MILACRON FINANCING AGREEMENT

Section 3.5  Successors and Assigns. This Limited Waiver shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Lenders and the Agents.

Section 3.6   Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Limited Waiver.

Section 3.7   Severability. The provisions of this Limited Waiver are intended to be severable. If for any reason any provision of this Limited Waiver shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

Section 3.8   Costs and Expenses. The Loan Parties agree to reimburse the Agents for their reasonable out-of-pocket expenses in connection with this Limited Waiver, including the reasonable fees, charges and disbursements of counsel for the Agents.

Section 3.9  Counterparts. This Limited Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Limited Waiver by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Limited Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Limited Waiver.

Section 3.10  GOVERNING LAW. THE WHOLE OF THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

Section 3.11   JURISDICTION, VENUE AND SERVICE. EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ALL FEDERAL AND STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND CONSENTS THAT ANY ORDER, PROCESS, NOTICE OF MOTION OR OTHER APPLICATION TO OR BY ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED WITHIN OR WITHOUT SUCH COURT’S JURISDICTION BY REGISTERED MAIL OR BY PERSONAL SERVICE, PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED, IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF, UNDER OR RELATING TO THIS LIMITED WAIVER. AT THE OPTION OF THE AGENTS, UPON THE INSTRUCTIONS OF THE REQUIRED LENDERS, ANY LOAN PARTY MAY BE JOINED IN ANY ACTION OR PROCEEDING COMMENCED BY THE AGENTS OR THE LENDERS AGAINST ANY OTHER LOAN PARTY IN CONNECTION WITH OR BASED ON THIS LIMITED WAIVER, AND RECOVERY MAY BE HAD AGAINST ANY LOAN PARTY IN SUCH ACTION OR PROCEEDING OR IN ANY INDEPENDENT ACTION OR PROCEEDING AGAINST ANY LOAN PARTY, WITHOUT ANY REQUIREMENT THAT THE AGENTS OR THE LENDERS FIRST ASSERT, PROSECUTE OR EXHAUST ANY REMEDY OR CLAIM AGAINST ANY OTHER LOAN PARTY. EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF,

LIMITED WAIVER NO. 2
TO MILACRON FINANCING AGREEMENT

 UNDER OR RELATING TO THIS LIMITED WAIVER BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 3.12  WAIVER OF JURY TRIAL. EACH OF THE AGENTS, THE LENDERS AND THE LOAN PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS LIMITED WAIVER, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. IN ADDITION, EACH OF THE AGENTS, THE LENDERS AND THE LOAN PARTIES WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES AND ANY SET-OFF OR COUNTER CLAIM OF ANY NATURE OR DESCRIPTION. EACH OF THE AGENTS, THE LENDERS AND THE LOAN PARTIES ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE FREELY MADE.

* * *

  IN WITNESS WHEREOF, the undersigned have caused this Limited Waiver to be duly executed and delivered as of the date first above written.

BORROWERS:

MILACRON INC.

By:  /s/ R.P. Lienesch
Name: R.P. Lienesch
Title:  Vice President - Finance and Chief Financial Officer

CIMCOOL INDUSTRIAL PRODUCTS INC.
D-M-E MANUFACTURING INC.
D-M-E U.S.A. INC.
MILACRON INDUSTRIAL PRODUCTS, INC.
MILACRON MARKETING COMPANY
MILACRON PLASTICS TECHNOLOGIES GROUP INC.
NICKERSON MACHINERY CHICAGO, INC.
NORTHERN SUPPLY COMPANY, INC.
OAK INTERNATIONAL, INC.
PLIERS INTERNATIONAL INC.
UNILOY MILACRON INC.
UNILOY MILACRON U.S.A. INC.

By: /s/ R.P. Lienesch
Name: R.P. Lienesch
Title: Treasurer

GUARANTORS:

D-M-E COMPANY

By:  /s/ R.P. Lienesch
Name: R.P. Lienesch
Title: Treasurer

MILACRON CAPITAL HOLDINGS B.V.

By:  /s/ G. van Deventer
Name: G. van Deventer
Title:  Managing Director

MILACRON INTERNATIONAL MARKETING COMPANY

By:  /s/ R.P. Lienesch
Name: R.P. Lienesch
Title: Treasurer and Assistant Secretary

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent and Collateral Agent,
on behalf of the Required Lenders

By:  /s/ James M. Barbato
Name: James M. Barbato
Title: Vice President